EXECUTION VERSION

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This Fourth Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is dated as of November 3, 2015 and effective in accordance with Section 3 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (the “Borrower”), the Lenders party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders party to the Credit Agreement.
STATEMENT OF PURPOSE:
The Borrower, each Lender from time to time party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of March 27, 2014 (as amended hereby, by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of January 13, 2015, that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of March 20, 2015, that certain Third Amendment to Third Amended and Restated Credit Agreement and Incremental Facility Agreement dated as of June 30, 2015, as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement in certain respects as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.    Amendments to Credit Agreement.

(a)    Section 1.1 of the Credit Agreement is hereby amended by

(i)    adding the following defined term in the proper alphabetical order:
“AIG Purchase Agreement” means that certain Note Purchase Agreement, dated as of November 3, 2015, by and among the Borrower, as the issuer, and the purchasers of the notes named therein, and any amendments, restatements, supplements or modifications thereto.

(ii)    amending and restating the definition of “Material Facility” in its entirety as follows:
“Material Facility” means, as to the Borrower and its Subsidiaries, (a) the Prudential Note Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; (b) the AIG Purchase Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof and (c) any other agreement(s) creating, evidencing or governing Indebtedness in an aggregate principal amount of $50,000,000 or more incurred after the First Amendment Date by the Borrower or any of its Subsidiaries pursuant to Section 7.3(b) or Section 7.3

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(i) (but excluding Indebtedness incurred after the First Amendment Date owed to the U.S. Department of Housing and Urban Development (“HUD”), Fannie Mae or a HUD or Fannie Mae qualified lender, in each case, of a type similar to the Indebtedness listed as items 1, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 on Schedule 10.3 of the Prudential Note Purchase Agreement).
(b)    Section 7.9(a)(i) of the Credit Agreement is hereby amended by amending and restating clause (B) of the parenthetical thereof to read as follows:

“(B) restrictions contained in any Material Facility so long as such restrictions are not more restrictive than those set forth in the Prudential Note Documents in effect on the First Amendment Date”
(c)    Section 7.9(b) of the Credit Agreement is hereby amended by amending and restating clause (v) thereof to read as follows:

“(v) restrictions or requirements contained in any Material Facility so long as such restrictions or requirements are not more restrictive than those set forth in the Prudential Note Documents in effect on the First Amendment Date.”
3.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “Fourth Amendment Effective Date”):
(a)    Executed Amendment. This Amendment shall have been duly authorized, executed and delivered to the Administrative Agent by the Borrower and the Consenting Lenders constituting the Required Lenders.
(b)    No Default or Event of Default. No Default or Event of Default shall exist under the Credit Agreement or any other Loan Document as of the Fourth Amendment Effective Date or would result after giving effect to the transactions contemplated by this Amendment.
(c)    Prudential Amendment. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully-executed copy of an amendment to the Prudential Note Purchase Agreement with respect to the transactions contemplated by this Amendment, certified as true, correct and complete as of Fourth Amendment Effective Date by a Responsible Officer of the Borrower.
(d)    AIG Purchase Agreement. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a fully-executed copy of the AIG Purchase Agreement, certified as true, correct and complete as of Fourth Amendment Effective Date by a Responsible Officer of the Borrower.
(e)    Other Documents. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby with respect to the transactions contemplated by this Amendment.
4.    Effect of this Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, consent to, or modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may

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have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, consent to, or modification or amendment of, any other term or condition of any other agreement by and among the parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
5.    Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(b)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(c)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by an duly authorized officer of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
6.    Governing Law. THIS     AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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8.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By:     /s/Eric Mendelsohn
Name:    Eric Mendelsohn
Title:    President and CEO

National Health Investors, Inc.
Fourth Amendment
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ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender, Issuing Bank, and Lender
By:     /s/Darin Mullis
Name:    Darin Mullis
Title:    Director

National Health Investors, Inc.
Fourth Amendment
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BANK OF AMERICA, N.A., as Lender

By:     /s/Suzanne B. Smith
Name:     Suzanne B. Smith
Title:     SVP

National Health Investors, Inc.
Fourth Amendment
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JPMORGAN CHASE BANK, N.A., as Lender

By:     /s/Marc E. Costantino
Name:     Marc E. Constantino
Title:     Executive Director

National Health Investors, Inc.
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BANK OF MONTREAL, as Lender

By:     /s/Lloyd Baron
Name:     Lloyd Baron
Title:     Director

National Health Investors, Inc.
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KEYBANK NATIONAL ASSOCIATION, as Lender

By:     /s/Jason B. Jordan
Name:     Jason B. Jordan
Title:     Vice President/Relationship Manager

National Health Investors, Inc.
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REGIONS BANK, as Lender

By:     /s/Michael J. Kinnick
Name:     Michael J. Kinnick
Title:     Vice President

National Health Investors, Inc.
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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:     /s/J. Stephen Klose
Name:     J. Stephen Klose
Title:     Authorized Signatory

National Health Investors, Inc.
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PINNACLE BANK, as Lender

By:     /s/Allison H. Jones
Name:     Allison H. Jones
Title:     Senior Vice President

National Health Investors, Inc.
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STIFEL BANK & TRUST, as Lender

By:     /s/Joseph L. Sooter, Jr.
Name:     Joseph L. Sooter, Jr.
Title:     Senior Vice President

National Health Investors, Inc.
Fourth Amendment
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GOLDMAN SACHS BANK USA, as Lender

By:     /s/Jerry Li
Name:     Jerry Li
Title:     Authorized Signatory

National Health Investors, Inc.
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ROYAL BANK OF CANADA, as Lender

By:     /s/Joshua Freedman
Name:     Joshua Freedman
Title:     Authorized Signatory

National Health Investors, Inc.
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